Exhibit 24
POWER OF ATTORNEY
The undersigned, in his or her capacity as a director or officer, or both, as the case may be, of Wolverine World Wide, Inc., does hereby appoint BLAKE W. KRUEGER; KENNETH A. GRADY; TIMOTHY E. FOLEY; and DONALD T. GRIMES, or any of them, his or her attorneys or attorney, with full power of substitution, to execute in his or her name an Annual Report of Wolverine World Wide, Inc. on Form 10-K for its fiscal year ended January 2, 2010, and any amendments to that report, and to file it or them with the Securities and Exchange Commission. Each attorney shall have power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act to be done in the premises as fully and to all intents and purposes as the undersigned could do in person, and the undersigned hereby ratifies and approves the acts of such attorneys.

Date	Signature

January 13, 2010	/s/ Jeffrey M. Boromisa

Jeffrey M. Boromisa
POWER OF ATTORNEY
The undersigned, in his or her capacity as a director or officer, or both, as the case may be, of Wolverine World Wide, Inc., does hereby appoint BLAKE W. KRUEGER; KENNETH A. GRADY; TIMOTHY E. FOLEY; and DONALD T. GRIMES, or any of them, his or her attorneys or attorney, with full power of substitution, to execute in his or her name an Annual Report of Wolverine World Wide, Inc. on Form 10-K for its fiscal year ended January 2, 2009, and any amendments to that report, and to file it or them with the Securities and Exchange Commission. Each attorney shall have power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act to be done in the premises as fully and to all intents and purposes as the undersigned could do in person, and the undersigned hereby ratifies and approves the acts of such attorneys.

Date	Signature

January 8, 2010	/s/ Alberto L. Grimoldi

Alberto L. Grimoldi

POWER OF ATTORNEY
The undersigned, in his or her capacity as a director or officer, or both, as the case may be, of Wolverine World Wide, Inc., does hereby appoint BLAKE W. KRUEGER; KENNETH A. GRADY; TIMOTHY E. FOLEY; and DONALD T. GRIMES, or any of them, his or her attorneys or attorney, with full power of substitution, to execute in his or her name an Annual Report of Wolverine World Wide, Inc. on Form 10-K for its fiscal year ended January 2, 2010, and any amendments to that report, and to file it or them with the Securities and Exchange Commission. Each attorney shall have power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act to be done in the premises as fully and to all intents and purposes as the undersigned could do in person, and the undersigned hereby ratifies and approves the acts of such attorneys.

Date	Signature

January 11, 2010	/s/ David T. Kollat

David T. Kollat
POWER OF ATTORNEY
The undersigned, in his or her capacity as a director or officer, or both, as the case may be, of Wolverine World Wide, Inc., does hereby appoint BLAKE W. KRUEGER; KENNETH A. GRADY; TIMOTHY E. FOLEY; and DONALD T. GRIMES, or any of them, his or her attorneys or attorney, with full power of substitution, to execute in his or her name an Annual Report of Wolverine World Wide, Inc. on Form 10-K for its fiscal year ended January 2, 2010, and any amendments to that report, and to file it or them with the Securities and Exchange Commission. Each attorney shall have power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act to be done in the premises as fully and to all intents and purposes as the undersigned could do in person, and the undersigned hereby ratifies and approves the acts of such attorneys.

Date	Signature

January 9, 2010	/s/ Brenda J. Lauderback

Brenda J. Lauderback
POWER OF ATTORNEY
The undersigned, in his or her capacity as a director or officer, or both, as the case may be, of Wolverine World Wide, Inc., does hereby appoint BLAKE W. KRUEGER; KENNETH A. GRADY; TIMOTHY E. FOLEY; and DONALD T. GRIMES, or any of them, his or her attorneys or attorney, with full power of substitution, to execute in his or her name an Annual Report of Wolverine World Wide, Inc. on Form 10-K for its fiscal year ended January 2, 2010, and any amendments to that report, and to file it or them with the Securities and Exchange Commission. Each attorney shall have power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act to be done in the premises as fully and to all intents and purposes as the undersigned could do in person, and the undersigned hereby ratifies and approves the acts of such attorneys.

Date	Signature

January 9, 2010	/s/ David P. Mehney

David P. Mehney

POWER OF ATTORNEY
The undersigned, in his or her capacity as a director or officer, or both, as the case may be, of Wolverine World Wide, Inc., does hereby appoint BLAKE W. KRUEGER; KENNETH A. GRADY; TIMOTHY E. FOLEY; and DONALD T. GRIMES, or any of them, his or her attorneys or attorney, with full power of substitution, to execute in his or her name an Annual Report of Wolverine World Wide, Inc. on Form 10-K for its fiscal year ended January 2, 2010, and any amendments to that report, and to file it or them with the Securities and Exchange Commission. Each attorney shall have power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act to be done in the premises as fully and to all intents and purposes as the undersigned could do in person, and the undersigned hereby ratifies and approves the acts of such attorneys.

Date	Signature

January 9, 2010	/s/ Shirley D. Peterson

Shirley D. Peterson
POWER OF ATTORNEY
The undersigned, in his or her capacity as a director or officer, or both, as the case may be, of Wolverine World Wide, Inc., does hereby appoint BLAKE W. KRUEGER; KENNETH A. GRADY; TIMOTHY E. FOLEY; and DONALD T. GRIMES, or any of them, his or her attorneys or attorney, with full power of substitution, to execute in his or her name an Annual Report of Wolverine World Wide, Inc. on Form 10-K for its fiscal year ended January 2, 2009, and any amendments to that report, and to file it or them with the Securities and Exchange Commission. Each attorney shall have power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act to be done in the premises as fully and to all intents and purposes as the undersigned could do in person, and the undersigned hereby ratifies and approves the acts of such attorneys.

Date	Signature

January 9, 2010	/s/ Michael A. Volkema

Michael A. Volkema
POWER OF ATTORNEY
The undersigned, in his or her capacity as a director or officer, or both, as the case may be, of Wolverine World Wide, Inc., does hereby appoint BLAKE W. KRUEGER; KENNETH A. GRADY; TIMOTHY E. FOLEY; and DONALD T. GRIMES, or any of them, his or her attorneys or attorney, with full power of substitution, to execute in his or her name an Annual Report of Wolverine World Wide, Inc. on Form 10-K for its fiscal year ended January 2, 2010, and any amendments to that report, and to file it or them with the Securities and Exchange Commission. Each attorney shall have power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act to be done in the premises as fully and to all intents and purposes as the undersigned could do in person, and the undersigned hereby ratifies and approves the acts of such attorneys.

Date	Signature

January 14, 2010	/s/ William K. Gerber

William K. Gerber

POWER OF ATTORNEY
The undersigned, in his or her capacity as a director or officer, or both, as the case may be, of Wolverine World Wide, Inc., does hereby appoint BLAKE W. KRUEGER; KENNETH A. GRADY; TIMOTHY E. FOLEY; and DONALD T. GRIMES, or any of them, his or her attorneys or attorney, with full power of substitution, to execute in his or her name an Annual Report of Wolverine World Wide, Inc. on Form 10-K for its fiscal year ended January 2, 2010, and any amendments to that report, and to file it or them with the Securities and Exchange Commission. Each attorney shall have power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act to be done in the premises as fully and to all intents and purposes as the undersigned could do in person, and the undersigned hereby ratifies and approves the acts of such attorneys.

Date	Signature

January 9, 2010	/s/ Timothy J. O’Donovan

Timothy J. O’Donovan
POWER OF ATTORNEY
The undersigned, in his or her capacity as a director or officer, or both, as the case may be, of Wolverine World Wide, Inc., does hereby appoint BLAKE W. KRUEGER; KENNETH A. GRADY; TIMOTHY E. FOLEY; and DONALD T. GRIMES, or any of them, his or her attorneys or attorney, with full power of substitution, to execute in his or her name an Annual Report of Wolverine World Wide, Inc. on Form 10-K for its fiscal year ended January 2, 2010, and any amendments to that report, and to file it or them with the Securities and Exchange Commission. Each attorney shall have power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act to be done in the premises as fully and to all intents and purposes as the undersigned could do in person, and the undersigned hereby ratifies and approves the acts of such attorneys.

Date	Signature

January 7, 2010	/s/ Joseph R. Gromek

Joseph R. Gromek